Exhibit 10.2
Execution
EIGHTH AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT
     THIS EIGHTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of June 26, 2007, is by and among COMMERCIAL VEHICLE GROUP, INC., a Delaware corporation (the “Company”), the SUBSIDIARY BORROWERS parties hereto, the FOREIGN CURRENCY BORROWERS parties hereto, the BANKS parties hereto, U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as administrative agent for the Banks (in such capacity, the “Agent”) and COMERICA BANK, a Michigan banking corporation, one of the Banks, as syndication agent for the Banks (in such capacity, the “Syndication Agent”).
     WHEREAS, the Company, the Subsidiary Borrowers, the Foreign Currency Borrowers, certain Banks, the Agent and the Syndication Agent are parties to a Revolving Credit and Term Loan Agreement dated as of August 10, 2004 as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of September 16, 2004, by a Second Amendment to Revolving Credit and Term Loan Agreement and Amendment to Security Agreement dated as of February 7, 2005, by a Third Amendment to Revolving Credit and Term Loan Agreement and Amendment to Security Agreement dated as of June 3, 2005, by a Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of June 29, 2005, by a Fifth Amendment to Revolving Credit and Term Loan Agreement dated as of July 12, 2005, by a Sixth Amendment to Revolving Credit and Term Loan Agreement dated as of December 29, 2005 and by a Waiver and Seventh Amendment to Revolving Credit and Term Loan Agreement dated as of March 26, 2007 (as amended, the “Loan Agreement”);
     WHEREAS, the Company has requested that the Banks agree to an amendment to the covenant regarding Investments as set out in the Loan Agreement to facilitate prepayment of certain Obligations and Foreign Subsidiary Indebtedness and the Banks are willing to do so on the terms and subject to the conditions set forth in this Amendment; and
     NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Certain Defined Terms. Each capitalized term used herein without being defined herein that is defined in the Loan Agreement shall have the meaning given to it therein.
     2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:
Section 6.4 (b) of the Loan Agreement is amended to add the following phrase at the end thereof after the semicolon:
     provided further, that extensions of credit described in clauses (i) and (ii) of this Section 6.4(b) shall be deemed to be in the Ordinary Course of Business if the proceeds thereof are used to repay or prepay Obligations in whole or in part or to repay or prepay Indebtedness allowed under Section 6.5(n) in whole or in part;

     3. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of June 20, 2007 (the “Effective Date”), once the Agent has received sufficient counterparts of this Amendment as required by the Agent, duly executed by the Borrowers and the Required Banks, and the following conditions are satisfied or waived:
     (a) After giving effect to this Amendment, the representations and warranties of the Borrowers in Article IV of the Loan Agreement and Section 7 of the Security Agreement shall be true and correct in all material respects as though made on the date hereof, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement.
     (b) After giving effect to this Amendment, no Event of Default and no Default shall have occurred and be continuing.
     4. Acknowledgments. The Borrowers and the Banks acknowledge that, as amended hereby, the Loan Agreement remains in full force and effect with respect to the Borrowers and the Banks, and that each reference to the Loan Agreement in the Loan Documents shall refer to the Loan Agreement, as amended hereby. The Borrowers confirm and acknowledge that they will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that their representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct in all material respects as of the date of this Amendment, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement. The Borrowers represent and warrant that (i) the execution, delivery and performance of this Amendment and is within their corporate powers and have been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Borrowers and constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors’ rights generally and general principles of equity); and (iii) after giving effect to this Amendment no Events of Default or Default exist and are continuing.
     5. General.
     (a) The Company agrees to reimburse the Agent and the Syndication Agent within 10 days of demand for all reasonable out-of-pocket expenses paid or incurred by the Agent and the Syndication Agent including filing and recording costs and fees and expenses of outside counsel to the Agent and outside counsel to the Syndication Agent (determined on the basis of such counsels’ generally applicable rates, which may be higher than the rates such counsel charges the Agent or the Syndication Agent in certain matters) in the preparation, negotiation and execution of this Amendment and any documents related thereto (collectively, the “Amendment Documents”), and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment and the Amendment

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Documents, which obligations of the Company shall survive any termination of the Loan Agreement.
     (b) This Amendment may be executed in as many counterparts (including via facsimile or electronic PDF transmission) as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.
     (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.
     (d) The validity, construction and enforceability of this Amendment shall be governed by the internal laws of the State of New York, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.
     (e) This Amendment and the Amendment Documents shall be binding upon the Borrowers, the Banks, the Agent, the Syndication Agent and their respective permitted successors and assigns, and shall inure to the benefit of the Borrowers, the Banks, the Agent, the Syndication Agent and the successors and permitted assigns of the Banks, the Agent and the Syndication Agent.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COMMERCIAL VEHICLE GROUP, INC.
By /s/ Chad M. Utrup
Title CFO

Address:
6530 Campus Way
New Albany, Ohio 43054
Fax: (614) 289-5371
Attention: Jeff Vogel

SPRAGUE DEVICES, INC. (formerly COMMERCIAL VEHICLE SYSTEMS, INC.)
By /s/ Chad M. Utrup
Title CFO

NATIONAL SEATING COMPANY
By /s/ Chad M. Utrup
Title CFO

TRIM SYSTEMS OPERATING CORP.
By /s/ Chad M. Utrup
Title CFO

CVS HOLDINGS, INC.
By /s/ Chad M. Utrup
Title CFO

[Signature Page to Eighth Amendment]

TRIM SYSTEMS, INC.
By /s/ Chad M. Utrup
Title CFO

MAYFLOWER VEHICLE SYSTEMS, LLC
By /s/ Chad M. Utrup
Title CFO

CVG MANAGEMENT CORPORATION
By /s/ Chad M. Utrup
Title CFO

MONONA CORPORATION
By /s/ Chad M. Utrup
Title CFO

MONONA WIRE CORPORATION
By /s/ Chad M. Utrup
Title CFO

MONONA (MEXICO) HOLDINGS, LLC
By /s/ Chad M. Utrup
Title CFO

CABARRUS PLASTICS, INC.
By /s/ Chad M. Utrup
Title CFO

CVG EUROPEAN HOLDINGS, LLC
By /s/ Chad M. Utrup
Title CFO

FOREIGN CURRENCY BORROWERS: COMMERCIAL VEHICLE SYSTEMS LIMITED
By /s/ Chad M. Utrup
Title CFO

KAB SEATING LIMITED
By /s/ Chad M. Utrup
Title CFO

BOSTROM LIMITED
By /s/ Chad M. Utrup
Title CFO

BOSTROM INTERNATIONAL LIMITED
By /s/ Chad M. Utrup
Title CFO

CVS HOLDINGS LIMITED
By /s/ Chad M. Utrup
Title CFO

U.S. BANK NATIONAL ASSOCIATION
By /s/ Robert A. Rosati
Title Senior Vice President
In its individual corporate capacity and as Agent Address: 800 Nicollet Mall Minneapolis, MN 55402 Fax: 612-303-2258 Attention: Robert A. Rosati

COMERICA BANK
By /s/ Matthew T. Breight
Title Vice President
Address: Comerica Tower 500 Woodward Avenue Detroit, Michigan 48226 Fax: 313-222-3389 Attention: Matthew T. Breight

ASSOCIATED BANK, N.A.
By /s/ [Illegible]
Title VP
Address: 401 E. Kilbourn Avenue Suite 400 Milwaukee, WI 53202 Fax: 414-283-2300 Attention: Daniel Holzhauer E-mail: Daniel.holzhauer@associatedbank.com

CITIZENS BANK OF PENNSYLVANIA
By /s/ Curtis C. Hunter III
Title Vice President
Address: 525 William Penn Place Room 2910 Pittsburgh, PA 15219-1729 Fax: 412-552-6307 Attention: Curtis C. Hunter III E-mail: curtis.hunter@citzensbank.com

NATIONAL CITY BANK OF THE MIDWEST
By /s/ Kenneth M. Blackwell
Title Vice President
Address: 755 West Big Beaver Road; Locator R-J40-25C Troy, Michigan 48084 Fax: 248-729-8820 Attention: Kenneth M. Blackwell E-mail: kenneth.blackwell@nationalcity.com

SUNTRUST BANK
By /s/ William Humphries
Title Managing Director
Address: 303 Peachtree Street 10th Floor, MC 1928 Atlanta, GA 30308 Fax: 404-658-5989 Attention: William Humphries, Managing Director E-mail: William.Humphries@suntrust.com

PNC BANK, NATIONAL ASSOCIATION
By /s/ [Illegible]
Title Vice President
Address: 201 East Fifth Street Cincinnati, OH 45202 Fax: 513-651-8951 Attention: Jeff Stein E-Mail: jeffrey.stein@pncbank.com

KEYBANK NATIONAL ASSOCIATION
By /s/ [Illegible]
Title SVP
Address: 88 East Broad Street, 2nd Floor Columbus, Ohio 43215 Fax: 614-460-3469 Attention: Roger D. Campbell e-mail: Roger_campbell@keybank.com

LASALLE BANK NATIONAL ASSOCIATION
By /s/ [Illegible]
Title Senior Vice President
Address: LaSalle Bank N.A. One Columbus 10 W. Broad St., Suite 2250 Columbus, OH 43215-3418 Attention: Steven P. Shepard, Senior V.P. Fax: 614-225-1631

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